UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

VAPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21822 Lassen St., Suite A

Chatsworth, CA 91311

(Address of principal executive office)

1-877-827-3959

(Registrant's telephone number, including area code)

20265 Ventura Boulevard, Suite A

Woodland Hills, CA 91364

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On November 7, 2014, Vape Holdings, Inc., a Delaware corporation (the “Company”) issued shares of common stock of the Company pursuant to several notices of conversion of convertible notes (the “Notes”). The terms of the Notes were previously reported on the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 and are incorporated by reference herein.

Kyle Tracey Convertible Notes

On October 28, 2014, the Company received a Notice of Conversion on an 8% Convertible Note issued on February 18, 2014 to its CEO, Kyle Tracey, to cover expenses of the Company (the “Tracey Note”). Mr. Tracey converted principal of $10,611.51 and outstanding accrued and unpaid interest of $583.78 into 22,481 shares of restricted common stock of the Company at a per share conversion price of $0.498 in accordance with the terms of the convertible note payable. The conversion of the Tracey Note was in full satisfaction of the note payable. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

On October 28, 2014, the Company received a Notice of Conversion on an 8% Convertible Note issued on May 12, 2014 to Mr. Tracey to cover expenses of the Company (the “Tracey Note II”). Mr. Tracey converted principal of $11,042 and outstanding accrued and unpaid interest of $406.59 into 22,989 shares of restricted common stock of the Company at a per share conversion price of $0.498 in accordance with the terms of the convertible note payable. The conversion of the Tracey Note II was in full satisfaction of the note payable. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

On October 28, 2014, the Company received a Notice of Conversion on an 8% Convertible Note issued on August 11, 2014 to Mr. Tracey to cover expenses of the Company (the “Tracey Note III”). Mr. Tracey converted principal of $216,001 and outstanding accrued and unpaid interest of $3,645.39 into 441,057 shares of restricted common stock of the Company at a per share conversion price of $0.498 in accordance with the terms of the convertible note payable. The conversion of the Tracey Note III was in full satisfaction of the note payable. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

On October 28, 2014, the Company received a Notice of Conversion on a 6% Convertible Note issued on May 13, 2014 to Mr. Tracey (the “Tracey PPM Note”) as part of a private placement transaction in exchange for capital of $40,000. Mr. Tracey converted principal of $40,000 and outstanding accrued and unpaid interest of $1,098.08 into 41,098 shares of restricted common stock of the Company at a per share conversion price of $1.00 in accordance with the terms of the convertible note. The conversion of the Tracey PPM Note was in full satisfaction of the note. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

As stated above, the full terms of Mr. Tracey’s convertible notes were previously reported on the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 and are incorporated by reference herein

Michael Cook Convertible Notes

On October 28, 2014, the Company received a Notice of Conversion on an 8% Convertible Note issued on May 12, 2014 to its Director of Business Development, Michael Cook, to cover expenses of the Company (the “Cook Note”). Mr. Cook converted principal of $11,825 and outstanding accrued and unpaid interest of $435.42 into 24,619 shares of restricted common stock of the Company at a per share conversion price of $0.498 in accordance with the terms of the convertible note payable. The conversion of the Cook Note was in full satisfaction of the note payable. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

On October 28, 2014, the Company received a Notice of Conversion on an 8% Convertible Note issued on August 11, 2014 to Mr. Cook to cover expenses of the Company (the “Cook Note II”). Mr. Cook converted principal of $15,115 and outstanding accrued and unpaid interest of $255.09 into 30,864 shares of restricted common stock of the Company at a per share conversion price of $0.498 in accordance with the terms of the convertible note payable. The conversion of the Cook Note II was in full satisfaction of the note payable. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

As stated above, the full terms of Mr. Cook’s convertible notes were previously reported on the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 and are incorporated by reference herein

Misc. Convertible Notes

On October 28, 2014, the Company received a Notice of Conversion on two (2) 8% Convertible Notes issued to third parties on February 18, 2014 to cover expenses of the Company. The noteholders converted aggregate principal of $20,000 and aggregate outstanding accrued and unpaid interest of $1,100.27 into an aggregate of 42,370 shares of restricted common stock of the Company at a per share conversion price of $0.498 in accordance with the terms of their convertible notes payable. The conversion of these notes was in full satisfaction of the notes payable. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

On October 28, 2014, the Company received a Notice of Conversion on an 8% Convertible Note issued to a third party on March 19, 2014. The noteholder converted principal of $198,000 and outstanding accrued and unpaid interest of $9,764.38 into 207,764 shares of restricted common stock of the Company at a per share conversion price of $1.00 in accordance with the terms of the convertible note payable. The conversion of this note was in full satisfaction of the note payable. The shares of common stock under the conversion were issued by the Company on November 7, 2014.

As stated above, the full terms of the Notes were previously reported on the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 and are incorporated by reference herein

The above securities were issued in transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPE HOLDINGS, INC.

Dated: November 13 , 2014	By:	/s/ Kyle Tracey
Kyle Tracey
Duly Authorized Officer, Chief Executive Officer